                              Janus Adviser Series
                     Janus Adviser International Value Fund

                      Supplement Dated January 22, 2003 to
                       Prospectus Dated December 31, 2002

               The following information is added to the Risk/Return Summary section of the prospectus:

               INTERNATIONAL VALUE FUND - CLASS I(1)

                 Annual returns for periods ended 12/31
                                                                                 (17.53%)
                                                                                   2002

                 Best Quarter:  4th-2001 18.91%    Worst Quarter:  3rd-2002 (20.68)%

                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                1 year        (5/1/01)
                International Value Fund - Class I
                  Return Before Taxes                           (17.53)%       (8.52)%
                  Return After Taxes on Distributions           (17.53)%       (8.54)%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares(2)                      (10.76)%       (6.78)%
                International Value Fund - Class C(3)           (18.08)%       (9.21)%
                Morgan Stanley Capital International EAFE(R)
                  Index(4)                                      (15.94)%      (18.20)%
                  (reflects no deduction for expenses or
                    taxes)
                Morgan Stanley Capital International World
                  Index(5)                                      (19.89)%      (18.43)%
                  (reflects no deduction for expenses or
                    taxes)
                                                              --------------------------

               (1) Class C Shares would generally have lower performance because of their higher expenses.
               (2) When the return after taxes on distributions and sale of
                   Class I Shares is higher than the returns before sale of Class I Shares, it is because of realized losses. If realized losses occur upon the sale of Class I Shares, the capital loss is recorded as a tax benefit, which increases the return.
               (3) Calculated assuming sales loads (including contingent
                   deferred sales charge). Return is before taxes.
               (4) Effective December 31, 2002 the Fund changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International EAFE(R) Index. This change was made in connection with the Fund's name change from Global Value Fund to International Value Fund and corresponding changes in investment policies. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.
               (5) The Morgan Stanley Capital International World Index is a
                   market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

108-31-026 1/03